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                                                                   Exhibit 10.33

                                   AMENDMENT
                                       TO
                                  EXCITE@HOME
                          TICKETS.COM LETTER OF INTENT

        This Amendment to Excite@Home/Tickets.com Letter of Intent (this "Amendment") is made and entered into as of this 20th day of September 1999 by and between Tickets.com, Inc., a Delaware corporation ("Tickets.com"), and Excite, Inc., a Delaware corporation ("Excite@Home").

                                 R E C I T A L S

               WHEREAS, the undersigned are parties to that certain Letter of Intent dated as of August 4, 1999 (the "Letter of Intent");

               WHEREAS, the parties hereto wish to amend the Letter of Intent to add a provision regarding the term of the Letter of Intent.

               NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agree as follows:

               1. Definitive Agreement. The parties hereby agree that Recital A of the Letter of Intent shall be amended as follows:

                      September 1, 1999 is deleted and replaced by October 29,1999.

               2. Term of Letter of Intent. The parties hereby agree that
Section 9 of the Letter of Intent shall be amended in its entirety to read in full as follows:

                  "9.    TERM

                      Each of the parties hereto acknowledges and agrees that this Letter of Intent shall constitute a valid and binding agreement between Excite@Home and Tickets.com until such parties execute a Definitive Agreement with respect to the subject matter hereof, regardless of whether such Definitive Agreement is executed prior to or after October 29, 1999. The term of the Definitive Agreement, or, if such Definitive Agreement has not yet been executed, this Letter of Intent, shall be for three years. The parties agree to meet and negotiate in good faith the terms and conditions of a renewal to the Definitive Agreement or this Letter of Intent, as the case may be, no later than 90 days prior to the expiration of the Definitive Agreement or Letter of Intent."

               3. Successors and Assigns. This Amendment shall remain in full force and effect and shall be binding upon the undersigned, and the respective successors, permitted assigns, heirs and legal representatives of the undersigned. Except as modified herein, the Letter of Intent shall remain in full force and effect without change.

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               4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

               5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

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               IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date first hereinabove written.

                        TICKETS.COM, INC.

                            By:         /S/ John M. Markovich
                                    --------------------------------------------
                                    Name:  John M. Markovich
                                    Title: Chief Financial Officer

                            EXCITE, INC.

                            By:          /S/ David Pine
                                    --------------------------------------------
                                    Name: David Pine

                                    Title:    Vice President and General Counsel